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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 29, 2004

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

                001-12671                                 87-0400541
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        (Commission File Number)               (IRS Employer Identification No.)

 3F, 710 CHANGPING ROAD, SHANGHAI CHINA                                  200040
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(Address of Principal Executive Offices)                              (Zip Code)

                                (86 21) 52138810
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On December 29, 2004, Loral International Certified Public Accountants ("Loral") informed The Hartcourt Companies, Inc (the "Company") that it resigned as the independent public auditor for the Company and its subsidiaries effective immediately. A copy of that letter is attached to this Form 8-K as Exhibit 16.1 and filed herewith.

                  Loral served as the Registrant's independent auditor for the years ended December 31, 2003 and 2002. Loral's report on the Company's consolidated financial statements for the year ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that (1) both Reports were modified to include an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern, and (2) Loral's 2003 Report contained the following disclaimer:

                           During the year ended December 31, 2003, the Company acquired four (4) foreign subsidiaries located in China. All the acquired companies were privately held by foreign owners without the US accounting knowledge. Consequently, different sets of accounting records were noted. As of December 31, 2003, Hartcourt does not file its US federal and state tax returns for the year ended December 31, 2002. We have not audited Hartcourt foreign tax liabilities of China, for the years ended December 31, 2003 and 2002 (See Note # 23, Income Taxes).

                  In connection with the audits of the Company's most recent two years ended December 31, 2003 and 2002 and during the period from January 1, 2004 until Loral's resignation, there were no disagreements between Loral and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of Loral, would have caused Loral to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years.

                  The Company has authorized Loral to respond fully to all inquiries of the Company's successor accountants concerning the explanatory paragraph in Loral's 2002 and 2003 Reports and the disclaimer in the 2003 Report.

                  The Company has provided a copy of this Report on Form 8-K to Loral and requested that it furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this item. When provided, a copy of that letter will be provided in an updated Report.

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(b)               On December 30, 2004, the Audit Committee of the Company's
                  Board of Directors appointed Kabani & Company, Inc. ("Kabani") as the Company's registered independent public accounting firm.

                  During the two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of Kabani, neither the Company nor anyone acting on its behalf consulted with Kabani with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

16.1 Letter dated December 29, 2004, from Loral International Certified Public Accountants respecting its resignation and cessation as certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE HARTCOURT COMPANIES, INC.
                                                     (Registrant)

Date:  January 6, 2005                       By:   /S/ CARRIE HARTWICK
                                                   ------------------------
                                                   Carrie Hartwick
                                                   Chief Executive Officer

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                                                               INDEX TO EXHIBITS

EXHIBIT NO.                                                          DESCRIPTION
-----------------                                  -----------------------------
16.1                                                         Letter from auditor

                                       5